SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2002

Ameritrade Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-49992 (Commission File Number)	82-0543156 (I.R.S. Employer Identification No.)

4211 South 102nd Street Omaha, Nebraska (Address of principal executive offices)	68127 (Zip Code)

Registrant’s telephone number, including area code: (402) 331-7856

(Former name or former address, if changed since last report)

Item 5. Other Events

On December 17, 2002, the Registrant issued a news release announcing it has entered into an amended and restated revolving credit agreement. A copy of the news release is included as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	News Release issued by the Registrant on December 17, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 18, 2002	AMERITRADE HOLDING CORPORATION

		By:	/s/ John R. MacDonald

John R. MacDonald
Executive Vice President,
Chief Financial Officer and Treasurer

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